Exhibit 10.4

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, OR TRANSFER, ASSIGNMENT, PLEDGE, OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

November 16, 2022

WARRANT

FOR VALUE RECEIVED, Sonic Foundry, Inc., a Maryland corporation (the “Company”), hereby certifies that Mark Burish (“Holder”) is entitled to purchase from the Company 511,765 duly authorized, validly issued, fully paid, and nonassessable shares of Common Stock at a purchase price per share of $1.02 (the “Exercise Price”), all subject to the terms and conditions set forth in this Warrant.

1.    Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

(a)“    Aggregate Exercise Price” means an amount equal to the product of (i) the Exercise Price multiplied by (ii) the number of Warrant Shares in respect of which this Warrant is then being exercised.

(b)“    Articles of Incorporation” means the Company’s current articles of incorporation, as may be amended and/or restated from time to time.

(c)“    Change in Control” means the occurrence of either of the following events: (i) a merger or consolidation in which the Company is a constituent party (or a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation), except any such merger or consolidation (A) effected exclusively for the purpose of changing the Company’s domicile or (B) involving the Company (or a subsidiary of the Company) in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (x) the surviving or resulting corporation or (y) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (ii) the sale, lease, transfer, exclusive license, or other disposition, in a single transaction or series of related transactions, by the Company (or any subsidiary of the Company) of all or substantially all of the assets of the Company and its subsidiaries taken as a whole or the sale or disposition (whether by merger, consolidation, or otherwise, and whether in a single transaction or series of related transactions) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license, or other disposition is to a wholly owned subsidiary of the Company; provided, however, that any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or indebtedness of the Company is cancelled or converted (or a combination thereof) will not be deemed to be a Change in Control; provided, further, that, to the extent that there is any inconsistency between the foregoing definition of “Change in Control” and the definition of a “Deemed Liquidation Event” as set forth in the Articles of Incorporation, the foregoing definition of “Change in Control” shall be deemed to be amended so as to be consistent with the definition of a “Deemed Liquidation Event” as set forth in the Articles of Incorporation. For the avoidance of doubt, if the definition (or occurrence) of a “Deemed Liquidation Event” as set forth in the Articles of Incorporation is subject to waiver or amendment by the Company’s stockholders in accordance with the Articles of Incorporation, then the definition (or occurrence) of a “Change in Control” hereunder shall also be subject to such waiver or amendment by the Company’s stockholders in accordance with the Articles of Incorporation.

(d)“    Common Stock” means the Common Stock, par value $.01 per share, of the Company and any capital stock into which such Common Stock shall have been converted, exchanged, or reclassified following the date hereof.

(e)“    Company” has the meaning set forth in the preamble of this Warrant.

(f)“    Exercise Price” has the meaning set forth in the preamble of this Warrant.

(g)“    Holder” has the meaning set forth in the preamble of this Warrant.

(h)“    Immediate Family Member” means a spouse (or former spouse) or domestic partner, child or stepchild, grandchild, parent, stepparent, sibling, father‑in‑law, mother‑in‑law, son‑in‑law, daughter‑in‑law, brother‑in‑law, sister‑in‑law, grandparent, niece, or nephew, including adoptive relationships, of a natural person referred to herein. An individual shall be deemed to be a “domestic partner” of another individual if the two individuals (i) reside in the same residence and plan to do so indefinitely, (ii) have resided together for at least one year, (iii) are each at least 18 years of age and mentally competent to consent to contract, (iv) are not blood relatives closer than would prohibit legal marriage in the state in which they reside, (v) are financially interdependent, as demonstrated to the Company’s reasonable satisfaction, and (vi) have each been the sole spousal equivalent of the other for the year prior to the determination of “domestic partner” status and plan to remain so indefinitely; provided, however, that an individual shall not be deemed to be a “domestic partner” if he or she is married to another individual or has any other spousal equivalent.

(i)“    Notice of Exercise” has the meaning set forth in Section 3.

(j)“    Person” means any individual, firm, corporation, association, partnership, limited liability company, trust, joint venture, governmental entity, or other entity.

(k)“    SEC” means the U.S. Securities and Exchange Commission.

(l)“    Securities” has the meaning set forth in Section 9(a).

(m)“    Securities Act” means the Securities Act of 1933, as amended.

(n)“    Selected Courts” has the meaning set forth in Section 14(b).

(o)“    Stock Sale” means a change in ownership of the Company, other than a Change in Control, that occurs when one Person, or more than one Person acting as a group, acquires ownership of stock of the Company, in a stock sale or exchange, that, together with the stock held by such Person or group, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that a Stock Sale will not occur if any Person, or more than one Person acting as a group, owns more than 50% of the total voting power of the stock of the Company and acquires additional stock of the Company; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Company’s board of directors will not be considered a Stock Sale.

(p)“    Total Aggregate Exercise Price” means an amount equal to the product of (i) the Exercise Price multiplied by (ii) the total number of Warrant Shares purchasable under this Warrant.

(q)“    Transfer” means to sell, pledge, assign, hypothecate, or otherwise transfer in any manner, whether by operation of law or otherwise.

(r)“    Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

(s)“    Warrant Expiration Date” has the meaning set forth in Section 2.

(t)“    Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms hereof.

2.    Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending at 5:00 p.m., CST, on November 16, 2027 (the “Warrant Expiration Date”).

3.    Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 2, Holder may exercise, in whole or in part, the purchase rights evidenced hereby on any day that is not a Saturday, Sunday, or holiday on which banking institutions in the city of Madison, Wisconsin are authorized or obligated by law or executive order to close. Such exercise shall be effected by: (i) surrender of this Warrant (or an indemnification undertaking acceptable to the Company in the case of loss, theft, or destruction of this Warrant), together with a completed Notice of Exercise substantially in the form attached hereto as Exhibit A (a “Notice of Exercise”), to the Chief Executive Officer or Secretary of the Company at its principal office; and (ii) subject to Section 4, payment to the Company, by check or wire transfer of immediately available funds, of an amount equal to the Aggregate Exercise Price. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the items described in the foregoing sentence have been delivered to the Company. Any portion of this Warrant that is exercised shall be immediately cancelled.

4.    Net Exercise. In lieu of exercising this Warrant by a payment to the Company as set forth in Section 3, Holder may elect to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant, together with a completed Notice of Exercise indicating Holder’s election to exercise this Warrant by means of net exercise, to the Chief Executive Officer or Secretary of the Company at its principal office, in which event the Company shall issue to Holder a number of Warrant Shares computed using the following formula:

PY (A - B)

X =           A

Where

X =         the number of Warrant Shares to be issued to Holder for the portion of this Warrant being exercised

P =         the percentage of this Warrant being exercised

Y =         the total number of Warrant Shares purchasable upon exercise of this Warrant in full (as adjusted to the exercise date)

A =         the fair market value of one Warrant Share as of the exercise date, as determined in good faith by the Company’s board of directors

B =         the Exercise Price (as adjusted to the exercise date)

5.     Registration of Shares. Upon receipt of the documents and payments described in Section 3 or Section 4, as applicable, the Company shall, as promptly as is reasonably practicable and in any event within ten days register in Holder’s name, on the Company’s records, the aggregate number of Warrant Shares so purchased and deliver to Holder an amount of cash in lieu of any fraction of a Warrant Share as provided in Section 7. If this Warrant is exercised in part, the Company shall, at the time of such registration, deliver to Holder a new Warrant evidencing Holder’s right to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall, in all other respects, be identical to this Warrant.

6.    Adjustment of Exercise Price and Number of Shares. The Exercise Price and the number and kind of securities purchasable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

(a)    Subdivisions, Combinations, and Other Issuances. If, at any time prior to the Warrant Expiration Date, the Company subdivides the Warrant Shares (by split‑up or otherwise), combines the Warrant Shares, or issues additional Warrant Shares as a dividend, then (i) in the case of a subdivision or stock dividend, the Exercise Price in effect immediately prior to such subdivision or stock dividend will be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately increased and (ii) in the case of a combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased; provided, however, that the Total Aggregate Exercise Price shall remain the same. Any adjustment pursuant to this Section 6(a) shall, as applicable, become effective at 5:00 p.m., CST, on (i) the date the subdivision or combination becomes effective or (ii) the record date of the stock dividend (or upon the making of the stock dividend in the event that no record date is fixed).

(b)    Reclassification, Reorganization, and Consolidation. In the event of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a)), Holder shall have the right at any time prior to the Warrant Expiration Date to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Warrant Shares as were purchasable by Holder immediately prior to such reclassification, reorganization, or change. In any such case, appropriate provisions shall be made with respect to the rights and interests of Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price payable hereunder; provided, however, that the Total Aggregate Exercise Price shall remain the same.

(c)    Notice of Adjustment. When any adjustment is required to be made in the number or kind of Warrant Shares purchasable upon exercise of this Warrant, or in the Exercise Price, the Company shall promptly notify Holder of the event causing such adjustment, the number and kind of Warrant Shares or other securities or property thereafter purchasable upon exercise of this Warrant, and the adjusted Exercise Price.

(d)    Other Action Affecting Shares. If the Company makes a distribution in respect of the Warrant Shares that is not otherwise described in this Section 6, Holder shall be entitled, upon exercise of this Warrant, to receive from the Company its pro rata share of any such distribution such that Holder receives, upon exercise of this Warrant, the same type and amount of property that Holder would have received if Holder had exercised this Warrant immediately prior to such distribution or the date the Company shall take a record of the holders of the Warrant Shares for purposes of such distribution, as applicable, and, from and after the date of such distribution, the Company shall hold and set aside (or cause to be held and set aside in a commercially reasonable manner) an amount of such property equal to Holder’s pro rata portion thereof for distribution to Holder pursuant hereto.

7.    No Fractional Shares. With respect to any fraction of a Warrant Share called for upon any exercise of this Warrant, the Company shall, in lieu of issuing any fractional share, make a cash payment (by delivery of a check or by wire transfer of immediately available funds) to Holder equal to such fraction multiplied by the current fair market value of one Warrant Share on the exercise date, as determined in good faith by the Company’s board of directors.

8.    Representations, Warranties, and Covenants of the Company. The Company hereby represents, warrants, and covenants as follows:

(a)    All corporate action on the part of the Company necessary for the authorization, issuance (or reservation for issuance), and delivery of the Warrant Shares has been or will be taken prior to the exercise of this Warrant.

(b)    This Warrant is, and any warrant issued in substitution for (or replacement of) this Warrant will be, upon issuance, duly authorized and validly issued. The Warrant Shares, when issued upon exercise of this Warrant, will be validly issued, fully paid, and nonassessable and, based in part upon Holder’s representations, warranties, and covenants set forth in this Warrant, will be issued in compliance with all applicable federal and state securities laws.

(c)    The issuance of this Warrant and the subsequent issuance of the Warrant Shares are not and will not be subject to any preemptive right, right of first refusal, right of first offer, or other similar right that has not been properly waived or complied with as of the date of such issuance.

(d)    The Company shall pay all expenses in connection with the issuance and delivery of Warrant Shares upon exercise hereof; provided, however, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of Warrant Shares, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax or has established to the Company’s satisfaction that such tax has been paid.

(e)    The Company shall provide at least ten days prior written notice to Holder of the consummation of (i) a Change in Control, (ii) a Stock Sale, or (iii) a liquidation or dissolution of the Company.

(f)    The Company shall at all times reserve and keep available out of its authorized but unissued Warrant Shares, solely for the purpose of effecting the exercise of this Warrant, that number of Warrant Shares as shall from time to time be sufficient to effect the exercise of this Warrant.

9.    Representations, Warranties, and Covenants of Holder. Holder hereby represents, warrants, and covenants as follows:

(a)    Investment Intent. Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof (collectively, the “Securities”) solely for investment for his/her/its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Holder has no present intention of Transferring, granting any participation in, or otherwise distributing the same. Holder does not have, with respect to the Securities, any contract, agreement, arrangement, commitment, undertaking, or instrument, whether written or oral, with any Person to Transfer, grant participations in, or otherwise distribute the same to such Person or to any third Person.

(b)    Accredited Investor. Holder is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as currently in effect, and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The residency of Holder (or, in the case of a Holder that is an entity, the office in which its investment decision was made) is correctly set forth on the signature page hereto.

(c)    Disclosure of Information; Investment Experience. Holder has received, or has had full access to, all of the information he/she/it considers necessary or appropriate to make an informed investment decision with respect to the Securities. Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, management, properties, and financial condition of the Company. Holder has experience as an investor in securities of companies in the development stage and is able to fend for himself/herself/itself, can bear the economic risk of his/her/its investment, and has such knowledge and experience in financial or business matters that he/she/it is capable of evaluating the merits and risks of his/her/its investment in the Securities and protecting his/her/its own interests in connection with such investment. Holder acknowledges that any investment in the Securities involves an extremely high degree of risk and that the Company’s future prospects are uncertain. Holder is able, without materially impairing his/her/its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of his/her/its investment.

(d)    Restricted Securities. Holder understands that the Securities have not been, and will not be, (i) registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of Holder’s investment intent and the accuracy of Holder’s representations and warranties as expressed herein or (ii) registered or qualified in any state in which they are offered. Holder also understands that the Securities are “restricted securities” under applicable federal and state securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, pursuant to such laws, Holder must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities or an exemption from such registration and qualification requirements is available. Holder acknowledges that the Company has no obligation to register or qualify the Securities for resale, except as expressly provided in the Subscription Agreement entered into concurrently with this Warrant. If an exemption from registration or qualification is available, it may be conditioned on various requirements, including the time and manner of sale, the holding period for the Securities, and requirements relating to the Company which are outside of Holder’s control and which the Company is under no obligation, and may not be able, to satisfy.

(e)    Compliance with Securities Act; Legend. Holder, by acceptance of this Warrant, agrees not to offer or Transfer the Securities except under circumstances that will not result in a violation of the Securities Act or any other applicable securities laws. The Warrant Shares shall be stamped or imprinted with any legend required by the “blue sky” laws of any state to the extent such laws are applicable to such shares and legends in substantially the following forms:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THE SECURITIES REPRESENTED HEREBY MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, OR TRANSFER, ASSIGNMENT, PLEDGE, OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SECURITIES.

10.    Transfer. This Warrant and all rights hereunder are personal to Holder and may not be Transferred, in whole or in part, by Holder without the Company’s prior written consent.

11.    Rights of Stockholders. Except as expressly set forth in Section 6, until this Warrant shall have been exercised, Holder shall not be entitled to, as holder of this Warrant, nor shall anything contained herein be construed to confer upon Holder, as such, any of the rights of a stockholder of the Company, including any right to (i) vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, (ii) give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise), (iii) receive notice of meetings, (iv) receive dividends or subscription rights, or (v) be deemed the holder of the Warrant Shares or any other securities of the Company which may at any time be issuable upon the exercise of this Warrant.

12.    Warrant Register; Replacement of Warrant; Division and Combination of Warrant.

(a)    Warrant Register. The Company shall keep and properly maintain, at its principal office, books for the registration of this Warrant and any Transfers hereof. The Company may deem and treat the Person in whose name this Warrant is registered on such register as the holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination, or other Transfer of this Warrant effected in accordance with the provisions hereof.

(b)    Replacement of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership, and the loss, theft, destruction, or mutilation, of this Warrant and either the receipt of an indemnity acceptable to the Company (in the case of loss, theft, or destruction) or surrender of this Warrant (in the case of mutilation), the Company shall, at its expense, execute and deliver in lieu of this Warrant a new warrant of like tenor as, and dated the date of, this Warrant that is being replaced.

(c)    Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any Transfer which may be involved in such division or combination, (i) this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants upon the surrender of this Warrant or Warrants to the Company at its principal office together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by Holder or his/her/its agents or attorneys and (ii) the Company shall, at its expense, execute and deliver in lieu of this Warrant a new warrant or warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new warrant or warrants shall be of like tenor as, and dated the date of, the surrendered Warrant or Warrants and shall be exercisable, in the aggregate, for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

13.    Miscellaneous.

(a)    Survival. Unless otherwise provided herein, the rights and obligations of the Company and Holder shall survive the exercise of this Warrant.

(b)    Governing Law; Venue. This Warrant shall be governed by and construed in accordance with the laws of the State of Wisconsin without regard to conflict‑of‑law principles. Any party bringing a legal action or proceeding against any other party arising out of or relating to this Warrant shall bring the legal action or proceeding in either the United States District Court for the Western District of Wisconsin or any court of the State of Wisconsin sitting in Madison, Wisconsin (such courts, collectively, the “Selected Courts”). Each party hereto, for the purpose of all legal actions and proceedings arising out of or relating to this Warrant, consents to the exclusive jurisdiction of the Selected Courts and their respective appellate courts. Each party agrees that the exclusive choice of forum set forth in this Section 13(b) does not prohibit the enforcement, in that forum or any other appropriate forum, of any judgment obtained. Each party waives, to the fullest extent permitted by law, (i) any objection which such party may now or later have to the laying of venue of any legal action or proceeding arising out of or relating to this Warrant brought in any Selected Court and (ii) any claim that any legal action or proceeding brought in any such Selected Court has been brought in an inconvenient forum.

(c)    Entire Agreement. This Warrant, together with the attached Exhibit, sets forth the entire agreement and understanding between the Company and Holder relating to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, discussions, representations, and warranties, both written and oral, between the parties hereto with respect to such subject matter.

(d)    Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) upon personal delivery, (ii) one business day after being deposited with an overnight courier service (costs pre‑paid) specifying next business day delivery, with written verification of receipt, (iii) when sent by facsimile or e‑mail if sent during the recipient’s normal business hours and on the next business day if sent after the recipient’s normal business hours, in each case with confirmation of transmission by the transmitting equipment, or (iv) when received or rejected by the addressee, if sent by certified or registered mail, return receipt requested, postage pre‑paid, in each case to the addresses, facsimile numbers, and e‑mail addresses and marked to the attention of the individuals (by name or title) designated on the signature page hereto or to such other address, facsimile number, e‑mail address, or individual as such party may designate by a notice delivered to the other party hereto.

(e)    Successors and Assigns; Third Party Beneficiaries. The Company may assign this Warrant, and its rights and obligations hereunder, in whole or in part, to any successor or assign (whether direct or indirect, by purchase, merger, consolidation, sale of assets or stock, or otherwise). Except as set forth herein, (x) neither this Warrant nor any rights, duties, and obligations hereunder shall be assigned, transferred, delegated, or sublicensed by Holder without the Company’s prior written consent and (y) any attempt by Holder to assign, transfer, delegate, or sublicense this Warrant or any rights, duties, or obligations hereunder, without the Company’s prior written consent, shall be void. Subject to any restrictions on transfer set forth herein, this Warrant shall be binding upon, and inure to the benefit of, (i) the Company and its successors and assigns and (ii) Holder and Holder’s heirs, executors, successors, assigns, administrators, and other legal representatives. Except as set forth herein, any transfer in violation of any restriction upon transfer contained in any provision hereof shall be void, unless such restriction is waived in accordance with the terms hereof. Nothing herein, express or implied, is intended to confer upon any party other than the Company and Holder or their respective successors, permitted assigns, heirs, executors, and administrators any rights, duties, or obligations under or by reason of this Warrant, except as otherwise provided in Section 9(e).

(f)    Modification and Waiver. This Warrant may not be amended, modified, or supplemented except by a written instrument signed by an authorized representative of each party hereto. Any term or provision hereof may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. Any such waiver or extension shall be validly and sufficiently authorized for the purposes hereof if, as to any party, it is authorized in writing by an authorized representative of such party. The failure or delay of any party to enforce at any time any provision hereof shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Warrant or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach hereof shall be held to constitute a waiver of any other or subsequent breach.

(g)    Severability. If any provision of this Warrant is determined to be invalid, illegal, or unenforceable, the remaining provisions of this Warrant shall remain in full force if the essential terms and conditions of this Warrant for each party remain valid, binding, and enforceable.

(h)    Interpretation. For purposes of this Warrant, (i) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation,” (ii) the word “or” is not exclusive, (iii) the words “herein,” “hereof,” “hereby,” “hereto,” “hereunder,” and words of similar import refer to this Warrant as a whole, and (iv) with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding.” Unless the context otherwise requires, references herein: (A) to a Section or an Exhibit mean a Section or an Exhibit of, or attached to, this Warrant; (B) to agreements, instruments, and other documents shall be deemed to include all subsequent amendments, supplements, and other modifications thereto; (C) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules and regulations promulgated thereunder; and (D) to any Person includes such Person’s successors and assigns, but, if applicable, only if such successors and assigns are not prohibited by this Warrant. The Exhibit attached hereto shall be construed with, and as an integral part of, this Warrant to the same extent as if it was set forth verbatim herein. The titles, captions, and headings herein are for convenience of reference only and shall not affect the meaning or interpretation hereof. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

(i)    Counterparts. The parties may execute this Warrant in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one document. The signatures of all of the parties need not appear on the same counterpart, and delivery of an executed counterpart signature page by facsimile, e‑mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), or other means of electronic transmission is as effective as executing and delivering this Warrant in the presence of the other party hereto.

(j)    Cumulative Remedies. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity, or otherwise.

(k)    Waiver of Jury Trial. EACH PARTY, TO THE EXTENT PERMITTED BY LAW, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES SUCH PARTY’S RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT. THIS WAIVER APPLIES TO ANY LEGAL ACTION OR PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. EACH PARTY ACKNOWLEDGES THAT SUCH PARTY HAS RECEIVED THE ADVICE OF COMPETENT COUNSEL.

[signature page follows]

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the date first written above.

COMPANY:

Sonic Foundry, Inc.

a Maryland corporation

By: /s/Ken Minor

Name: Ken Minor

Title: CFO

Address:         222 W. Washington Ave., Suite 100

Madison, WI 53703

E‑mail:         ken.minor@sonicfoundry.com

Attention:         Ken Minor

AGREED AND ACCEPTED:

Mark Burish

By: /s/Mark Burish

Name: Mark Burish

Address:         C/O Hurley Burish, S.C.

33 E Main St, Suite 400

Madison, WI 53703

E‑mail:         mburish@hurleyburish.com

Attention:         Mark Burish

EXHIBIT A

NOTICE OF EXERCISE

TO:         Sonic Foundry, Inc.

222 West Washington Ave.

Madison, WI 53703

E-mail: ken.minor@sonicfoundry.com

Attention: Chief Financial Officer

1.         The undersigned hereby elects to purchase __________ shares of __________________________________________________ (the “Purchase Shares”) pursuant to the terms of the attached Warrant.

2.         Method of Exercise (Please check the applicable blank):

___         The undersigned elects to exercise the attached Warrant by means of a cash payment and tenders herewith payment in full for the purchase price of the Purchase Shares, together with all applicable transfer taxes (if any).

___         The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the attached Warrant.

3.         Please register the Purchase Shares in the name of the undersigned or in such other name as is specified below:

_________________________________

(Name)

_________________________________

_________________________________

(Address)

______________________________

(Signature)

______________________________

(Name)

______________________________                  ______________________________

(Date)                                    (Title)